UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act

Date of Report (Date of Earliest event Reported): March 13, 2014

SMARTDATA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1593

Moab, Utah 84532

(Address of principal executive offices, including zip code)

(801) 557-6748

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Item No.	Description of Item	Page No.
Item 5.01	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.	3

Item 9.01	Financial Statements and Exhibits	3

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Appointment of Officers

S. Matthew Schultz

On March 13, 2014, Mr. Schultz was appointed to serve as the Chief Executive Officer and as a director of Smartdata Corporation ( the “Company”)

S. Matthew Schultz, 45, has been involved in many capacities with several publicly traded companies.  Most recently, he served as the President and CEO of Amerigo Energy, Inc., creating multiple syndicated offerings of developmental production programs, as well as overseeing the operations from permitting through production.  Since 1999, he has assisted numerous development and early stage companies to secure financing and experience significant growth.  As the President of Wexford Capital Ventures, Inc., he was instrumental in funding companies both domestically and abroad.  While serving as the Chairman of Pali Financial Group, Inc., he assisted in market development of dozens of public corporations.  He was a founding member and the Vice President of the Utah Consumer Lending Association.  A native of Lander, WY, he studied management and finance at Weber State University.

Mr. Schultz will receive 1,500,000 shares for his appointment as the Chief Executive Officer and Director of the Company. Currently, the Company has no plans to provide Mr. Schultz with additional compensation for his services.

Michael Barrett

On March 13, 2014, Mr. Barrett was appointed to serve as the Chief Operating Officer of Smartdata Corporation ( the “Company”)

Michael Barret, 49, Mr. Barrett is a licensed General Engineering and General Building Contractor with over 25 years experience in the construction and development industries. He is also a founding partner and principle of ICON Renewables, LLC. Where he has gained over 10 years of specialized waste-to-energy project development experience. He has worked directly with national and international industry leaders producing thousands of tons of high-value feedstocks annually.  Mr. Barrett has served as a professional consultant for several public and private sector firms and provides services such as investigation, discovery and research.  Mr. Barrett has provided regulatory management over many large commercial and industrial projects such as Rio-Tinto Kennecott Mine and Facilities, Utah’s Olympic Oval, Salt Lake County Emergency Operations Center, Jail and Sheriff Headquarters, Central Valley Water Reclamation Facility and many other large projects.

Mr. Barrett will receive 265,380 shares for his appointment as the Chief Operating Officer of the Company. Currently, the Company has no plans to provide Mr. Barrett with additional compensation for his services.

(d) Election of new Directors

On March 13, 2014 the board of directors elected S. Matthew Schultz as a director of the Company.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

Exhibit 10.1	Unanimous written consent in lieu of special meeting of the Board of Directors of SmartData Corporation. dated March 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2014	SmartData Corporation
(Registrant)

	By:	/s/ Bruce Lybbert
Bruce Lybbert, Director

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